June 30, 2007

Dear valued customer:

Since the start of the year the economy has seen moderate growth with out high inflation. Although filling up our cars costs more and makes us feel like inflation is high, our Federal Reserve chairman says it is within his parameters. The stock market indexes have hit record highs during the first half of a year, and it may be an opportune time for you visit with your registered representative to assure yourself that your investments are correctly allocated for your individual needs.

Inside this book you will find semi-annual reports dated June 30, 2007 for the 41 investment sub-accounts available through your Kansas City Life Century II variable contract.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 111 years Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman

Kansas City Life's Century II Variable Product Series is distributed through Sunset Financial Services, Inc.,

3520 Broadway, Kansas City, MO 64111, (816) 753-7000, Member NASD/SIPC.